UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 16, 2008
Cinemark Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33401	20-5490327
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3900 Dallas Parkway, Suite 500, Plano, Texas 75093
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: 972.665.1000
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     Effective June 16, 2008, Cinemark Holdings, Inc. (the “Company”, “we” or “us”) entered into employment agreements (the “New Employment Agreements”) with Alan W. Stock, Timothy Warner, Robert Copple and Michael Cavalier, the four executives, other than Lee Roy Mitchell, deemed to be the named executive officers for 2008. Each of Messers. Stock, Warner, Copple and Cavalier had an employment agreement with our principal subsidiary, Cinemark, Inc. which became effective as of March 12, 2004 (the “Original Employment Agreements”). The New Employment Agreements replace the Original Employment Agreements. A summary of each New Employment Agreement is below:
Alan W. Stock:
     The initial term of the employment agreement is three years, ending on June 16, 2011, subject to an automatic extension for a one-year period, unless the employment agreement is terminated. Mr. Stock will receive a base salary of $603,200 during 2008, which is subject to review during the term of the employment agreement for increase (but not decrease) each year by our Compensation Committee. In addition, Mr. Stock is eligible to receive an annual cash incentive bonus upon our meeting certain performance targets established by our Compensation Committee for the fiscal year. Mr. Stock qualifies for our 401(k) matching program and is also entitled to certain additional benefits including life insurance and disability insurance. Mr. Stock’s employment agreement provides for severance payments upon termination of his employment, the amount and nature of which depends upon the reason for the termination of employment.
     If Mr. Stock resigns for good reason (as defined in the agreement) or without cause, Mr. Stock will receive: accrued compensation (which includes base salary and a pro rata bonus) through the date of termination, vacation pay and any vested equity awards and benefits such as retirement benefits, in accordance with the terms of the plan or agreement pursuant to which such equity awards or benefits were granted to Mr. Stock; two times his annual base salary as in effect at the time of termination for a period of twenty-four (24) months following such termination, subject to applicable Section 409A requirements; Mr. Stock’s outstanding stock options will become fully vested and exercisable upon such termination or resignation; equity awards other than stock options with time vesting provisions shall become vested on a pro rata basis and equity awards other than stock options with performance based vesting provisions shall remain outstanding through the remainder of the applicable performance period (without regard to any continued employment requirement) and if or to the extent the performance provisions are attained shall become vested without any regard to any continued employment requirement on a pro rata basis.
     In the event Mr. Stock’s employment is terminated due to his death or disability, Mr. Stock or his estate will receive: accrued compensation (which includes base salary and a pro rata bonus) through the date of termination; any previously vested stock options and accrued benefits, such as retirement benefits, in accordance with the terms of the plan or agreement pursuant to which such options or benefits were granted; a lump sum payment equal to twelve (12) months of his annual base salary as in effect at the time of termination except that in the case of disability, such payment shall be offset by the amount of base salary paid by the Company to Mr. Stock from the date Mr. Stock was first unable to substantially perform his duties through the date of termination; any benefits payable to Mr. Stock and/or his beneficiaries in accordance with the terms of any applicable benefit plan; and at the Company’s expense, Mr. Stock and/or his dependants shall be entitled to participate in the Company’s welfare benefit plans and programs as similarly situated active employees for a period of twelve (12) months from the date of termination.
     In the event Mr. Stock’s employment is terminated by us for cause or under a voluntary termination (as defined in the agreement), Mr. Stock will receive accrued base salary through the date of termination and any previously vested rights under a stock option or similar incentive compensation plan in accordance with the terms of such plan.
     If Mr. Stock is terminated (other than for disability, death or cause) or resigns for good reason within one year after a change of control (as defined in the agreement), Mr. Stock will receive accrued compensation (which includes base salary and a pro rata bonus) through the date of termination, vacation pay and any vested equity awards and benefits such as retirement benefits, in accordance with the terms of the plan or agreement pursuant to which such equity awards or benefits were granted to Mr. Stock; a lump sum payment equal to two times his annual base salary as in effect at the time of termination plus an amount equal to one and a half times the most recent bonus received by Mr. Stock for the fiscal year ended prior to the date of termination; Mr. Stock and his dependants shall be entitled to continue to participate in the Company’s welfare benefit plans and insurance programs on the same terms as similarly situated active employees for a period of thirty (30) months and any outstanding equity awards shall be fully vested and/or exercisable as of the date of termination and shall remain exercisable in accordance with the terms of the plan or arrangement pursuant to which such compensation awards were granted.
     Unless Mr. Stock’s employment is terminated by us for cause Mr. Stock will also be entitled to office space and support services for a period of not more than three months (3) following the date of any termination. The employment agreement contains various covenants, including covenants related to confidentiality, non-competition (other than certain permitted activities as defined therein) and non-solicitation.
Tim Warner:
     The initial term of the employment agreement is three years, ending on June 16, 2011, subject to an automatic extension for a one-year period, unless the employment agreement is terminated. Mr. Warner will receive a base salary of $442,000 during 2008, which is subject to review during the term of the employment agreement for increase (but not decrease) each year by our Compensation Committee. In addition, Mr. Warner is eligible to receive an annual cash incentive bonus upon our meeting certain performance targets established by our Compensation Committee for the fiscal year. Mr. Warner qualifies for our 401(k) matching program and is also entitled to certain additional benefits including life insurance and disability insurance. Mr. Warner’s employment agreement provides for severance payments upon termination of his employment, the amount and nature of which depends upon the reason for the termination of employment.
     If Mr. Warner resigns for good reason (as defined in the agreement) or without cause, Mr. Warner will receive: accrued compensation (which includes base salary and a pro rata bonus) through the date of termination, vacation pay and any vested equity awards and benefits such as retirement benefits, in accordance with the terms of the plan or agreement pursuant to which such equity awards or benefits were granted to Mr. Warner; two times his annual base salary as in effect at the time of termination for a period of twenty-four (24) months following such termination, subject to applicable Section 409A requirements; Mr. Warner’s outstanding stock options will become fully vested and exercisable upon such termination or resignation; equity awards other than stock options with time vesting provisions shall become vested on a pro rata basis and equity awards other than stock options with performance based vesting provisions shall remain outstanding through the remainder of the applicable performance period (without regard to any continued employment requirement) and if or to the extent the performance provisions are attained shall become vested without any regard to any continued employment requirement on a pro rata basis.
     In the event Mr. Warner’s employment is terminated due to his death or disability, Mr. Warner or his estate will receive: accrued compensation (which includes base salary and a pro rata bonus) through the date of termination; any previously vested stock options and accrued benefits, such as retirement benefits, in accordance with the terms of the plan or agreement pursuant to which such options or benefits were granted; a lump sum payment equal to twelve (12) months of his annual base salary as in effect at the time of termination except that in the case of disability, such payment shall be offset by the amount of base salary paid by the Company to Mr. Warner from the date Mr. Warner was first unable to substantially perform his duties through the date of termination; any benefits payable to Mr. Warner and/or his beneficiaries in accordance with the terms of any applicable benefit plan; and at the Company’s expense, Mr. Warner and/or his dependants shall be entitled to participate in the Company’s welfare benefit plans and programs as similarly situated active employees for a period of twelve (12) months from the date of termination.
     In the event Mr. Warner’s employment is terminated by us for cause or under a voluntary termination (as defined in the agreement), Mr. Warner will receive accrued base salary through the date of termination and any previously vested rights under a stock option or similar incentive compensation plan in accordance with the terms of such plan.
     If Mr. Warner is terminated (other than for disability, death or cause) or resigns for good reason within one year after a change of control (as defined in the agreement), Mr. Warner will receive accrued compensation (which includes base salary and a pro rata bonus) through the date of termination, vacation pay and any vested equity awards and benefits such as retirement benefits, in accordance with the terms of the plan or agreement pursuant to which such equity awards or benefits were granted to Mr. Warner; a lump sum payment equal to two times his annual base salary as in effect at the time of termination plus an amount equal to one and a half times the most recent bonus received by Mr. Warner for the fiscal year ended prior to the date of termination; Mr. Warner and his dependants shall be entitled to continue to participate in the Company’s welfare benefit plans and insurance programs on the same terms as similarly situated active employees for a period of thirty (30) months and any outstanding equity awards shall be fully vested and/or exercisable as of the date of termination and shall remain exercisable in accordance with the terms of the plan or arrangement pursuant to which such compensation awards were granted.
     Unless Mr. Warner’s employment is terminated by us for cause Mr. Warner will also be entitled to office space and support services for a period of not more than three months (3) following the date of any termination. The employment agreement contains various covenants, including covenants related to confidentiality, non-competition (other than certain permitted activities as defined therein) and non-solicitation.
Robert Copple:
     The initial term of the employment agreement is three years, ending on June 16, 2011, subject to an automatic extension for a one-year period, unless the employment agreement is terminated. Mr. Copple will receive a base salary of $416,000 during 2008, which is subject to review during the term of the employment agreement for increase (but not decrease) each year by our Compensation Committee. In addition, Mr. Copple is eligible to receive an annual cash incentive bonus upon our meeting certain performance targets established by our Compensation Committee for the fiscal year. Mr. Copple qualifies for our 401(k) matching program and is also entitled to certain additional benefits including life insurance and disability insurance. Mr. Copple’s employment agreement provides for severance payments upon termination of his employment, the amount and nature of which depends upon the reason for the termination of employment.
     If Mr. Copple resigns for good reason (as defined in the agreement) or without cause, Mr. Copple will receive: accrued compensation (which includes base salary and a pro rata bonus) through the date of termination, vacation pay and any vested equity awards and benefits such as retirement benefits, in accordance with the terms of the plan or agreement pursuant to which such equity awards or benefits were granted to Mr. Copple; two times his annual base salary as in effect at the time of termination for a period of twenty-four (24) months following such termination, subject to applicable Section 409A requirements; Mr. Copple’s outstanding stock options will become fully vested and exercisable upon such termination or resignation; equity awards other than stock options with time vesting provisions shall become vested on a pro rata basis and equity awards other than stock options with performance based vesting provisions shall remain outstanding through the remainder of the applicable performance period (without regard to any continued employment requirement) and if or to the extent the performance provisions are attained shall become vested without any regard to any continued employment requirement on a pro rata basis.
     In the event Mr. Copple’s employment is terminated due to his death or disability, Mr. Copple or his estate will receive: accrued compensation (which includes base salary and a pro rata bonus) through the date of termination; any previously vested stock options and accrued benefits, such as retirement benefits, in accordance with the terms of the plan or agreement pursuant to which such options or benefits were granted; a lump sum payment equal to twelve (12) months of his annual base salary as in effect at the time of termination except that in the case of disability, such payment shall be offset by the amount of base salary paid by the Company to Mr. Copple from the date Mr. Copple was first unable to substantially perform his duties through the date of termination; any benefits payable to Mr. Copple and/or his beneficiaries in accordance with the terms of any applicable benefit plan; and at the Company’s expense, Mr. Copple and/or his dependants shall be entitled to participate in the Company’s welfare benefit plans and programs as similarly situated active employees for a period of twelve (12) months from the date of termination.
     In the event Mr. Copple’s employment is terminated by us for cause or under a voluntary termination (as defined in the agreement), Mr. Copple will receive accrued base salary through the date of termination and any previously vested rights under a stock option or similar incentive compensation plan in accordance with the terms of such plan.

     If Mr. Copple is terminated (other than for disability, death or cause) or resigns for good reason within one year after a change of control (as defined in the agreement), Mr. Copple will receive accrued compensation (which includes base salary and a pro rata bonus) through the date of termination, vacation pay and any vested equity awards and benefits such as retirement benefits, in accordance with the terms of the plan or agreement pursuant to which such equity awards or benefits were granted to Mr. Copple; a lump sum payment equal to two times his annual base salary as in effect at the time of termination plus an amount equal to one and a half times the most recent bonus received by Mr. Copple for the fiscal year ended prior to the date of termination; Mr. Copple and his dependants shall be entitled to continue to participate in the Company’s welfare benefit plans and insurance programs on the same terms as similarly situated active employees for a period of thirty (30) months and any outstanding equity awards shall be fully vested and/or exercisable as of the date of termination and shall remain exercisable in accordance with the terms of the plan or arrangement pursuant to which such compensation awards were granted.
     Unless Mr. Copple’s employment is terminated by us for cause Mr. Copple will also be entitled to office space and support services for a period of not more than three months (3) following the date of any termination. The employment agreement contains various covenants, including covenants related to confidentiality, non-competition (other than certain permitted activities as defined therein) and non-solicitation.
Michael Cavalier:
     The initial term of the employment agreement is three years, ending on June 16, 2011, subject to an automatic extension for a one-year period, unless the employment agreement is terminated. Mr. Cavalier will receive a base salary of $338,000 during 2008, which is subject to review during the term of the employment agreement for increase (but not decrease) each year by our Compensation Committee. In addition, Mr. Cavalier is eligible to receive an annual cash incentive bonus upon our meeting certain performance targets established by our Compensation Committee for the fiscal year. Mr. Cavalier qualifies for our 401(k) matching program and is also entitled to certain additional benefits including life insurance and disability. Mr. Cavalier’s employment agreement provides for severance payments upon termination of his employment, the amount and nature of which depends upon the reason for the termination of employment.
     If Mr. Cavalier resigns for good reason (as defined in the agreement) or without cause, Mr. Cavalier will receive: accrued compensation (which includes base salary and a pro rata bonus) through the date of termination, vacation pay and any vested equity awards and benefits such as retirement benefits, in accordance with the terms of the plan or agreement pursuant to which such equity awards or benefits were granted to Mr. Cavalier; two times his annual base salary as in effect at the time of termination for a period of twenty-four (24) months following such termination, subject to applicable Section 409A requirements; Mr. Cavalier’s outstanding stock options will become fully vested and exercisable upon such termination or resignation; equity awards other than stock options with time vesting provisions shall become vested on a pro rata basis and equity awards other than stock options with performance based vesting provisions shall remain outstanding through the remainder of the applicable performance period (without regard to any continued employment requirement) and if or to the extent the performance provisions are attained shall become vested without any regard to any continued employment requirement on a pro rata basis.
     In the event Mr. Cavalier’s employment is terminated due to his death or disability, Mr. Cavalier or his estate will receive: accrued compensation (which includes base salary and a pro rata bonus) through the date of termination; any previously vested stock options and accrued benefits, such as retirement benefits, in accordance with the terms of the plan or agreement pursuant to which such options or benefits were granted; a lump sum payment equal to twelve (12) months of his annual base salary as in effect at the time of termination except that in the case of disability, such payment shall be offset by the amount of base salary paid by the Company to Mr. Cavalier from the date Mr. Cavalier was first unable to substantially perform his duties through the date of termination; any benefits payable to Mr. Cavalier and/or his beneficiaries in accordance with the terms of any applicable benefit plan; and at the Company’s expense, Mr. Cavalier and/or his dependants shall be entitled to participate in the Company’s welfare benefit plans and programs as similarly situated active employees for a period of twelve (12) months from the date of termination.
     In the event Mr. Cavalier’s employment is terminated by us for cause or under a voluntary termination (as defined in the agreement), Mr. Cavalier will receive accrued base salary through the date of termination and any previously vested rights under a stock option or similar incentive compensation plan in accordance with the terms of such plan.
     If Mr. Cavalier is terminated (other than for disability, death or cause) or resigns for good reason within one year after a change of control (as defined in the agreement), Mr. Cavalier will receive accrued compensation (which includes base salary and a pro rata bonus) through the date of termination, vacation pay and any vested equity awards and benefits such as retirement benefits, in accordance with the terms of the plan or agreement pursuant to which such equity awards or benefits were granted to Mr. Cavalier; a lump sum payment equal to two times his annual base salary as in effect at the time of termination plus an amount equal to one and a half times the most recent bonus received by Mr. Cavalier for the fiscal year ended prior to the date of termination; Mr. Cavalier and his dependants shall be entitled to continue to participate in the Company’s welfare benefit plans and insurance programs on the same terms as similarly situated active employees for a period of thirty (30) months and any outstanding equity awards shall be fully vested and/or exercisable as of the date of termination and shall remain exercisable in accordance with the terms of the plan or arrangement pursuant to which such compensation awards were granted.
     Unless Mr. Cavalier’s employment is terminated by us for cause Mr. Cavalier will also be entitled to office space and support services for a period of not more than three months (3) following the date of any termination. The employment agreement contains various covenants, including covenants related to confidentiality, non-competition (other than certain permitted activities as defined therein) and non-solicitation.
Item 1.02 Termination of a Material Definitive Agreement
     Effective June 16, 2008, the employment agreement between Cinemark, Inc., a wholly-owned subsidiary of the Company and Tandy Mitchell, dated March 12, 2004 was mutually terminated. Ms. Mitchell however continues to be an employee of the Company.
Item 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Effective March 28, 2008, the board of directors of the Company (the “Board”), adopted the Amended and Restated Cinemark Holdings, Inc. 2006 Long Term Incentive Plan (“Restated Incentive Plan”). The Restated Incentive Plan was approved by the stockholders of the Company at the 2008 annual meeting held on May 15, 2008. The Restated Incentive Plan amends and restates the Cinemark Holdings, Inc. 2006 Long Term Incentive Plan, to (i) increase the number of shares reserved for issuance from 9,097,360 shares of common stock to 19,100,000 shares of common stock and (ii) permit the Compensation Committee to award participants restricted stock units and performance awards.
     A copy of the Restated Incentive Plan was filed as Exhibit C to the Company’s Proxy Statement for the annual meeting filed with the SEC on April 15, 2008 and is incorporated herein by reference.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINEMARK HOLDINGS, INC.
By:	/s/ Michael D. Cavalier
	Name:	Michael D. Cavalier
	Title:	Senior Vice President - General Counsel

Date: June 19, 2008